EXHIBIT 99.2(a)

LOCATION BASED TECHNOLOGIES CORP.
(FORMERLY POCKETFINDER, INC.)
AND AFFILIATED COMPANY
(A Development Stage Company)

COMBINED FINANCIAL STATEMENTS
AND REPORT OF INDEPENDENT REGISTERED
ACCOUNTING FIRM

FOR THE PERIOD FROM
INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

TABLE OF CONTENTS
Report of Independent Registered Public Accounting Firm	1

Financial Statements

Combined Balance Sheet	2

Combined Statement of Operations	3

Combined Statement of Changes in Stockholders’ and Members’ Equity	4

Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Location Based Technologies Corp. (formerly PocketFinder, Inc.) and PocketFinder, LLC
Anaheim, California

We have audited the accompanying combined balance sheet of Location Based Technologies Corp. (a development stage company) and PocketFinder, LLC as of August 31, 2006, and the related consolidated statements of operations, stockholders’ and members’ equity, and cash flows for the period from inception (September 16, 2005) through August 31, 2006.  These financial statements are the responsibility of the Companies’ management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Companies are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Location Based Technologies Corp. and PocketFinder, LLC as of August 31, 2006, and the results of operations and cash flows for the period from inception (September 16, 2005) through August 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

Mendoza Berger & Company, LLP

Irvine, California
September 17, 2007

LOCATION BASED TECHNOLOGIES CORP.
(Formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
COMBINED BALANCE SHEET
AUGUST 31, 2006

ASSETS
Current assets
Cash	$3,568

Total current assets	3,568

Property and equipment, net of accumulated depreciation	1,650

Other assets
Patents and trademarks	914,940
Deposits	7,060

Total other assets	922,000

Total assets	$927,218

LIABILITIES AND STOCKHOLDERS’ AND MEMBERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued expenses	$15,269
Accrued officer compensation	304,425
Advances from officer	19,085
Notes payable, related party	50,000

Total current liabilities	388,779

Notes payable, related party	871,500
Accrued interest, related party	53,535

Total liabilities	1,313,814

Commitments and Contingencies	-

Stockholders’ and Members’ equity (deficit)
Common stock, $0.00001 stated value; 200,000,000 shares authorized, no shares issued and outstanding	-
Common stock to be issued	2
Additional paid-in capital	171,998
Class A membership units: 1.5 units issued and outstanding	75,000
Class C membership units: 3.0 units issued and outstanding	150,000
Deficit accumulated during development stage	(783,596)

Total stockholders’ and members’ equity (deficit)	(386,596)

Total liabilities and stockholders’ equity	$927,218

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES CORP.
(Formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
COMBINED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

Net revenue	$-

Operating expenses
General and administrative	22,326
Officer compensation	495,000
Professional fees	117,329
Rent	27,242
Research and development	66,564

Total operating expenses	728,461

Other income (expense)
Interest expense	(53,535)

Net loss before income taxes	(781,996)

Provision for income taxes	1,600

Net loss	$(783,596)

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ AND MEMBERS’ EQUITY (DEFICIT)
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

	Common Stock			Membership Units
	Number of Shares	Common Stock To Be Issued	Additional Paid-In Capital	Class A Member-ship Units	Amount	Class C Member-ship Units	Amount	Deficit Accumulated During Development Stage	Total Stockholders’ and Members’ Equity (Deficit)

Balance, September 16, 2005	-	$-	$-	-	$-	-	$-	$-	$-

Cash received for 20,000 shares of common stock to be issued, November 30, 2005	-	-	20,000	-	-	-	-	-	20,000

Shares of common stock to be issued for services, November 30, 2005	-	-	30,000	-	-	-	-	-	30,000

Cash received for 25,000 shares of common stock to be issued, March 14, 2006	-	-	25,000	-	-	-	-	-	25,000

Cash received for 50,000 shares of common stock to be issued, August 4, 2006, net of offering costs	-	1	46,999	-	-	-	-	-	47,000

Cash received for 50,000 shares of common stock to be issued, August 18, 2006	-	1	49,999	-	-	-	-	-	50,000

Issuance of Class A membership units for services, July 2006	-	-	-	1.5	75,000	-	-	-	75,000

Issuance of Class C membership units for services	-	-	-	-	-	3	150,000	-	150,000

Net loss	-	-	-	-	-	-	-	(783,596)	(783,596)

Balance, August 31, 2006	-	$2	$171,998	1.5	$75,000	3	$150,000	$(783,596)	$(386,596)

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
COMBINED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

Cash flows from operating activities
Net loss	$(783,596)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation	150
Issuance of shares of common stock and Class A and C membership units for services	255,000
Changes in operating assets and liabilities
Increase in deposits	(7,060)
Increase in accounts payable and accrued expenses	15,269
Increase in accrued officer compensation	304,425
Increase in accrued interest, related party	53,535

Net cash used in operating activities	(162,277)

Cash flows from investing activities
Purchase of property and equipment	(1,800)
Purchase of patent and trademarks	(14,940)

Net cash used in investing activities	(16,740)

Cash flows from financing activities
Proceeds from of common stock to be issued	142,000
Advances from officer	19,085
Proceeds from notes payable, related party	50,000
Repayment on notes payable, related party	(28,500)

Net cash provided by financing activities	182,585

Net increase in cash	3,568

Cash, beginning of period	-

Cash, end of period	$3,568

Supplemental disclosure of cash flow information
Income taxes paid	$800
Interest paid	$-

Supplementary disclosure of noncash financing and investing activities:
Issuance of shares of common stock and Class A and C membership units foR services	$255,000
Acquisition of patents for note payable	$900,000

See accompanying notes to combined financial statements.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Location Based Technologies Corp. (formerly PocketFinder, Inc.) (the “Company”) was incorporated under the laws of the State of California on September 16, 2005. On July 7, 2006, the Company established PocketFinder, LLC (“LLC”), a California Limited Liability Company.  On May 29, 2007, PocketFinder, Inc. filed amended articles with the Secretary of State to change its name to Location Based Technologies Corp.

Merger

On August 24, 2007, Location Based Technologies Corp. (formerly PocketFinder, Inc.) merged with PocketFinder, LLC.  The merger was approved by the shareholders of Location Based Technologies Corp. and PocketFinder, LLC by unanimous written consent.  Location Based Technologies Corp. was the survivor of the merger with PocketFinder, LLC.

Each Class A Membership Unit of the LLC was converted into 50,000 shares of common stock of the Company or fraction thereof and each Class C Membership Unit of the LLC was cancelled.

Nature of Business

The Company is in the development stage of creating PocketFinder personal locators. PocketFinders are small personal location devices designed to give parents, guardians, and pet owners peace of mind. Utilizing the U.S. Department of Defense’s multi-billon dollar Global Positioning System (GPS) satellites and existing wireless technology, our team of engineers have developed technology which allows our network of members to locate anyone carrying our device, whether that person is inside of a building/structure or in the great outdoors (Systems and Method Patent pending). PocketFinders are small, rugged, and water tight. The devices can be used to locate children, elderly or disabled persons and pets as well as for the tracking of valued personal property.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Principles of Combination

The combined financial statements include the accounts of Location Based Technologies Corp.  and PocketFinder, LLC., which share common ownership and management.  All inter-company accounts and transactions have been eliminated in the combination.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods.  Actual results could materially differ from those estimates.

Fair Value of Financial Instruments

Pursuant to SFAS No. 107, “Disclosures About Fair Value of Financial Instruments”, the Company is required to estimate the fair value of all financial instruments included on its balance sheet.  The carrying value of cash, accounts payable and accrued expenses approximate their fair value due to the short period to maturity of these instruments.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method and with useful lives used in computing depreciation ranging from 3 to 5 years. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Expenditures for maintenance and repairs are charged to operations as incurred; additions, renewals and betterments are capitalized.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Intangible Assets – Patents and Trademarks

The Company capitalizes internally developed assets related to certain costs associated with patents and trademarks. These costs include legal and registration fees needed to apply for and secure patents. As of August 31, 2006, the Company has capitalized $12,540 and $2,400 for patent and trademark related expenditures, respectively. The Company has not yet recorded amortization expense related to the patents because the patents are not subject to amortization until issued by the United States Patent Office  and placed in service by the Company.  Intangible assets will be amortized in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” ("SFAS 142") using the straight-line method over the shorter of their estimated useful lives or remaining legal life. The Intangible assets acquired from other enterprises or individuals in an “arms length” transaction are recorded at cost.

Long-Lived Assets

The Company accounts for its long-lived assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value or disposable value. As of August 31, 2006, the Company did not deem any of its long-term assets to be impaired.

Research and Development

Research and development costs are clearly identified and are expensed as incurred in accordance with FASB statement No. 2, "Accounting for Research and Development Costs."  For the period from inception (September 16, 2005) to August 31, 2006, the Company incurred $66,564 of research and development costs.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Provision for Income Taxes

The Company accounts for income taxes under SFAS 109, “Accounting for Income Taxes”.  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements’ carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.  The Company has included its $800 franchise fee in its provision for income taxes for the period ended August 31, 2006.

The LLC has elected to be treated as a partnership for tax purposes.  Accordingly, income taxes are borne by the members and the LLC is subject to state limited liability company fees.  The LLC has accrued and included its minimum tax of $800 in its provision for income taxes for the period ended August 31, 2006.

Recent Accounting Pronouncements

FASB Interpretation No. 48– In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), which supplements SFAS No. 109, “Accounting for Income Taxes”, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements.  The Interpretation requires that the tax effects of a position be recognized only if it is “more-likely-than-not” to be sustained based solely on its technical merits as of the reporting date.  The more-likely-than-not threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position.  If a tax position is not considered more-likely-than-not to be sustained based solely on its technical merits, no benefits of the position are to be recognized.  This Interpretation is effective for fiscal years beginning after December 15, 2006.  The Company is currently assessing the potential effect of FIN 48 on its financial statements.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

SFAS No. 157– In September 2006, the FASB issued Statement 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, this Statement does not require any new fair value measurements.  However, for some entities, the application of this Statement will change current practice.  This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year.  The Company is currently assessing the potential effect of SFAS 157 on its financials statements.

SFAS No. 158– In September 2006, the FASB issued Statement No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”.  This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization.  This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.  An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006.  An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007.  The Company believes that the adoption of this standard will not a have a material impact on its financial statements.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

SAB No. 108– In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 (SAB No. 108), “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The guidance in SAB No. 108 requires Companies to base their materiality evaluations on all relevant quantitative and qualitative factors. This involves quantifying the impact of correcting all misstatements, including both the carryover and reversing effects of prior year misstatements, on the current year financial statements. The Company has adopted this standard.

SFAS No. 159– In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This Statement applies to all entities, including not-for-profit organizations. Most of the provisions of this Statement apply only to entities that elect the fair value option.

2.	PROPERTY AND EQUIPMENT

Property and equipment at August 31, 2006 consists of the following:

Computer and video equipment	$1,800
Less: accumulated depreciation	(150)

Total property and equipment	$1,650

Depreciation expense of $150 was recorded for the year ended August 31, 2006.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

3.         NOTES PAYABLE – RELATED PARTY

On November 28, 2005, the Company entered into a promissory note agreement with the Company’s CEO and stockholder for $900,000 in exchange for the assignment of certain intellectual property and trademark rights. Under the terms of the promissory note agreement, the principal and any unpaid interest shall not become due until the Company attains financial stability, defined as strong revenue generation and cash flow.  Up to twelve quarterly payments may be made to fulfill payment of this note.  The note may be prepaid without premium or penalty. The note bears interest at 8% per annum and is payable at any time before the repayment date.  The note payable balance and accrued interest amounted to $871,500 and $53,535, respectively, at August 31, 2006. The note is secured by all intellectual property, trademarks, ongoing research and development and all other assets owned by the Company.

On July 26, 2006, the Company entered into a promissory note agreement with a stockholder to obtain a loan for $50,000. Under the terms of the promissory note agreement, the principal and any unpaid interest shall be repaid at the earlier of six months, or when the Company raises funds in excess of $100,000 towards the current funding round.  The note may be prepaid without premium or penalty. The note bears interest at 10% per annum and is payable at any time before the repayment date.  The note payable balance amounted to $50,000 at August 31, 2006.  The note was subsequently paid off.

4.           COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its office space under an operating lease expiring on June 30, 2009.

Total rental expense on operating leases as of August 31, 2006 was $27,242.

As of August 31, 2006 the future minimum lease payments are as follows:

For the Years Ending August 31,
2007	$80,254
2008	82,662
2009	70,598

Total	$233,514

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

5.           COMMON STOCK AND MEMBERS’ UNITS

All shares of common stock for amounts received during the period from inception (September 16, 2005) through August 31, 2006 were issued in June 2007.

In November 2005, the Company performed a private placement and agreed to issue 20,000 shares of common stock at $1.00 per share for an aggregate total of $20,000.

In November 2005, the Company agreed to issue 30,000 shares of its common stock in exchange for legal services related to patents.  The shares were valued at $30,000, which represents the fair market value on the date the services were rendered.

In March 2006, the Company performed a private placement and agreed to issue 25,000 shares of common stock at $1.00 per share for an aggregate total of $25,000.

In August 2006, the Company performed a private placement and agreed to issue 100,000 shares of common stock at $1.00 per share for an aggregate total of $100,000.  The Company received cash proceeds totaling $97,000.

The LLC has the following classes of membership units.  The significant voting rights, profit allocation, and other rights and privileges are described below:

Class A Membership Units - Fifty Percent (50%) of the Net Profit will be allocated to Class A Units until Class A Units have received a total of their original capital investment plus a one time return of their original capital. Thereafter Twenty Percent (20%) of the Net Profit will be allocated to Class A Units until Class A Units have received an additional one time return of their original capital. Thereafter, Ten Percent (10%) of the Net Profit will be allocated to Class A Units. The Members of Class A shall have an initial cumulative voting and economic interest equal to ten percent (10%).  Each Member of Class A shall be initially allocated a separate Voting Interest of the aggregate Voting Interest available to Members of Class A which shall be equivalent to the pro rata portion of each such Member’s Capital Contribution compared with the aggregate Capital Contributions of all Members of Class A.  Class A Membership Units have special anti-dilution rights.

Class B Membership Units – Ten Percent (10%) of the Net Profit will be allocated to Class B Units until Class B Units have received a total of One Million, Eight Hundred Thirty-nine Thousand and Four Hundred Dollars ($1,839,400). Thereafter Five Percent (5%) of the Net Profit will be allocated to Class B Units.  Class B Membership Units will not have any Voting Rights in the LLC.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

5.           COMMON STOCK AND MEMBERS’ UNITS (Continued)

Class C Membership Units – Twenty Percent (20%) of the Net Profit will be allocated to Class C Units until Class B Units have received a total of One Million, Eight Hundred Thirty-nine Thousand and Four Hundred Dollars ($1,839,400). Thereafter Twenty-five Percent (25%) of the Net Profit will be allocated to Class C Units until Class A Units have received their original capital investment plus a one time return of their original capital. Thereafter Fifty-five percent (55%) of the Net Profit will be allocated to Class C Units until Class A Units have received an additional one time their original capital. Thereafter, Sixty-five (65%) of the Net Profit will be allocated to Class C Units. Class C  Membership Units shall have cumulative voting rights equal to ninety percent (90%).

Class D Membership Units – Ten Percent (10%) of the Net Profit will be allocated to Class D Units.  Class D Membership Units will not have any Voting Rights in the LLC.

Class E Membership Units – Ten Percent (10%) of the Net Profit will be allocated to Class E Units.  Class  E Membership Units will not  have any Voting Rights in the LLC

In July 2006, the LLC issued 1.5 Class A membership units in exchange for $25,000 of accounting services and $50,000 in legal services related to starting up the LLC.  The shares were valued at $75,000, which represents the fair market value of the services provided on the date of issuance.

In July 2006, the LLC issued 3 Class C units valued $150,000 for services rendered.

6.           PROVISION FOR INCOME TAXES

Deferred income taxes are reported using the liability method.  Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences arise from the difference between the reported amounts of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and tax rates on the date of enactment.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

6.           PROVISION FOR INCOME TAXES (continued)

The Company did not provide any current or deferred U.S. federal income taxes or benefits for any of the periods presented because the Company has experienced operating losses since inception. The Company provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn sufficient income to realize the deferred tax assets during the carry forward period.

The components of the Company’s deferred tax asset as of August 31, 2006 are as follows:

Net operating loss carry forward	$312,000
Valuation allowance	(312,000)
Net deferred tax asset	$-

A reconciliation of the combined federal and state statutory income taxes rate and the effective rate is as follows:

Tax at statutory rate	$39.83%
Valuation allowance	(39.83%)
$-

As of August 31, 2006, the Company had federal and state net operating loss carryforwards of approximately $784,000 which can be used to offset future federal income tax.  The federal and state net operating loss carryforwards expire at various dates through 2026.  Deferred tax assets resulting from the net operating losses are reduced by a valuation allowance, when, in the opinion of management, utilization is not reasonably assured. These carryforwards may be limited upon a change in ownership or consummation of a business combination under IRC Sections 381 and 382.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

7.           SUBSEQUENT EVENTS

In September 2006, the LLC issued 3 Class A membership units in exchange for $150,000 in cash proceeds.

In November 2006, the LLC issued .6 Class A membership units in exchange for net cash of $25,000, which is net of offering costs of $5,000, in cash proceeds.

In February 2007, the LLC issued 5 Class A membership units in exchange for net cash of $190,000, which is net of offering costs of $60,000, in cash proceeds.

In March 2007, the LLC issued .5 Class A membership units in exchange for $25,000 in cash proceeds.

From March 2007 through September 2007, the LLC entered into convertible note agreements totaling $4,842,000.  Under the terms of the agreements, amounts borrowed must be repaid by March 31, 2008 and accrue interest at the rate of 8% per annum.  At the option of the Company or the convertible note holder, the note plus any accrued and unpaid interest may be converted into shares of the Company’s common stock on the basis of $1.00 per share or Class A membership units on the basis of one Class A membership unit for each $50,000 of principal and/or interest converted.  The notes may be prepaid at any time, at the option of the Company, in whole or in part.

In June 2007, the Company issued 55,000 shares of common stock for $55,000 in cash proceeds.

In June 2007, the Company issued 16,800,000 shares of its common stock for cash proceeds of $168.

In July 2007, the LLC entered into a financial consulting agreement whereby the consultant will be compensated as follows: a) 2% of the Company’s first Ten Million Dollars of sales and 1% of the second Ten Million Dollars of Sales b)assuming a change to corporate form for the LLC, grant of options or warrants to purchase 500,000 common  shares at $1.00 per share, expiring five years after date of grant and options or warrants to purchase 250,000 common shares at $2.00 per unit, expiring five years after date of grant. The agreement expires July 16, 2010.

In August 2007, the LLC issued .3 Class A membership units in exchange for $15,000 in  cash proceeds.

LOCATION BASED TECHNOLOGIES CORP.
(formerly PocketFinder, Inc.) and PocketFinder, LLC
(A Development Stage Company)
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (SEPTEMBER 16, 2005)
THROUGH AUGUST 31, 2006

7.           SUBSEQUENT EVENTS (Continued)

On August 29, 2007, to complete the merger of the LLC into the Company, the Company issued 545,000 shares of its common stock to the members of the LLC in exchange for the 10.9 Class A Membership Units then outstanding.

On August 31, 2007, the Company and its stockholders entered into a stock exchange agreement and plan of reorganization (the “Agreement”) with Springbank Resources, Inc. (“Springbank”) whereby Springbank will acquire all of the issued and outstanding shares of the Company in exchange for shares of Springbank’s common stock.

Subject to the terms and conditions of the Agreement, Springbank agrees to issue, and the stockholders of the Company agree to accept 18,384,500 shares of Springbank’s common stock in consideration for all of the issued and outstanding shares of the Company.  The shares of Springbank’s common stock will be allocated to the shareholders of the Company in accordance with the Agreement. As of the date of the report, the stock exchange agreement has not closed and is subject to a number of conditions which must be met.